EXHIBIT 13.(a).(1)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

In connection with the Annual Report of Mazor Robotics Ltd. (the "Company") on Form 20-F for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to our knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2014
/s/ Ori Hadomi Name: Ori Hadomi Title: Chief Executive Officer

Date: April 3, 2014
/s/ Sharon Levita Name: Sharon Levita Title: Chief Financial Officer